                                                                   EXHIBIT 99.01


FOR IMMEDIATE RELEASE                                         www.quintiles.com

CONTACT: Pat Grebe, Media Relations (pat.grebe@quintiles.com)
         Greg Connors, Investor Relations (investors.info@quintiles.com)
         (919) 998 2000

       QUINTILES REPORTS 3RD QUARTER EPS OF 9 CENTS FROM CORE OPERATIONS,
                        A 52% INCREASE FROM 2ND QUARTER

RESEARCH TRIANGLE PARK, N.C. - October 18, 2000 - Quintiles Transnational Corp. (Nasdaq: QTRN) today announced financial results for third quarter 2000. Net revenue for the quarter ended September 30 was $412.3 million. Net income for the quarter, excluding costs from the company's Internet initiative, was $10.5 million, a 56% increase from second quarter 2000 pro forma net income from continuing operations of $6.7 million. Third quarter earnings per share, excluding costs for the company's Internet initiative, was $0.09 on a diluted basis, a 52% increase from the previous quarter's comparable earnings per share from continuing operations of $0.06 on a diluted basis.

Net revenue for the nine months ended September 30, 2000, increased 7% to $1.25 billion, from $1.16 billion for the same period in 1999. Net income for the same nine-month period was $412.3 million or $3.56 per share on a diluted basis, compared to $75.0 million and $0.65 respectively for the same period in 1999. Net income for the nine months ended September 30, 2000, reflects a net gain on the sale of assets, primarily ENVOY, which was reported in second quarter 2000.

"We're pleased to have continued to increase our earnings per share growth sequentially, excluding costs for our Internet initiative," said Dennis Gillings, Chairman and Chief Executive Officer, Quintiles Transnational Corp. "Our improved financial performance is the direct result of our back-to-basics approach in refining our operating processes and cost structures to increase our efficiency.

"We've focused on meeting key metrics along service, geographic and customer lines, and on targeting our sales efforts on must-win projects. We've created a new customer team structure to be more responsive and customer-centric and put in place new management systems to enhance project delivery.

"Another area of focus has been our contracting process. We've conducted an extensive review of contract risks, and have improved our contract turnaround time and change order process. I'm also pleased with our progress in globally implementing our shared services strategy by which we're consolidating finance and human resource functions into `centers of excellence' that can deliver these services on a more efficient basis, freeing our business lines to focus on sales and service delivery to our customers."

In other third quarter developments, Quintiles Transnational repurchased 410,000 shares of its common stock for an aggregate price of approximately $6.7 million as part of its previously announced stock repurchase program.

Quintiles Transnational's third quarter 2000 financial briefing will be held at 11 a.m. EDT Thursday, Oct. 19, and will be broadcast live over the Web. Interested parties can access the Webcast at http://www.quintiles.com/investors/broadcast_center. Additionally, a replay of the Webcast will be available via the same link about two hours after completion of the call.

Quintiles Transnational is the world's leading provider of information, technology and services to bring new medicines to patients faster and improve healthcare. Headquartered near Research Triangle Park, North Carolina, Quintiles employs a global workforce in 38 countries. Quintiles Transnational is a member of the S&P 500, Fortune 1000 and Nasdaq 100. For more information visit the company's Web site at www.quintiles.com.

Schedules attached to this release are an integral part of this release. Information in this press release contains "forward-looking statements" about Quintiles. These statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation, our ability to efficiently distribute backlog among therapeutic business units and match demand to resources, actual operating performance, the actual savings and operating improvements resulting from the restructuring, the ability to maintain large client contracts or to enter into new contracts, changes in trends in the pharmaceutical industry, the ability to create data products from data licensed to us and the ability to operate successfully in new lines of business. Additional factors that could cause actual results to differ materially are discussed in the company's recent filings with the Securities and Exchange Commission, including but not limited to its S-3 and S-4 Registration Statements, its Annual Report on Form 10-K, its Form 8-Ks, and its other periodic reports, including Form 10-Qs.

                                    # # #

PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME**
(Unaudited)

                                                         Three Months Ended September 30        Nine Months Ended September 30
                                                             2000                1999               2000                1999*
----------------------------------------------------------------------------------------      ----------------------------------
In thousands, except per share data
Net revenue                                                $412,116            $402,497         $ 1,249,498          $1,164,478

Costs and expenses:
     Direct                                                 246,498             219,988             752,616             630,581
     General and administrative                             133,056             132,701             407,690             365,302
     Depreciation and amortization                           22,926              21,811              68,773              59,626
----------------------------------------------------------------------------------------      ----------------------------------
Total costs and expenses                                    402,480             374,500           1,229,079           1,055,509
----------------------------------------------------------------------------------------      ----------------------------------
Income from operations                                        9,636              27,997              20,419             108,969

Total other income                                            6,022                 766              11,163               2,355
----------------------------------------------------------------------------------------      ----------------------------------

Income before income taxes                                   15,658              28,763              31,582             111,324
Income taxes                                                  5,167               7,982              10,423              36,213
----------------------------------------------------------------------------------------      ----------------------------------

Income from continuing operations                            10,491              20,781              21,159              75,111
Income from discontinued operation, net of income taxes           0              10,679              16,770              29,691
----------------------------------------------------------------------------------------      ----------------------------------

Net income                                                  $10,491             $31,460             $37,929            $104,802
----------------------------------------------------------------------------------------      ----------------------------------

Basic net income per share:
     Income from continuing operations                        $0.09               $0.18               $0.18               $0.66
     Income from discontinued operation                       $0.00               $0.09               $0.14               $0.26
                                                      --------------      --------------      --------------      --------------
     Basic net income per share                               $0.09               $0.27               $0.33               $0.93
                                                      ==============      ==============      ==============      ==============

Diluted net income per share:
     Income from continuing operations                        $0.09               $0.18               $0.18               $0.65
     Income from discontinued operation                       $0.00               $0.09               $0.14               $0.26
                                                      --------------      --------------      --------------      --------------
     Diluted net income per share                             $0.09               $0.27               $0.33               $0.91
----------------------------------------------------------------------------------------      ----------------------------------


Shares used in computing net income per share
          Basic                                             115,702             114,907             115,711             112,994
          Diluted                                           118,139             116,764             115,711             115,306



* Restated to include SMG and Minerva which were acquired in 1999 in transactions accounted for as poolings of interests
** Proforma results exclude net revenue and expenses relating to the Company's Internet initiative, non-recurring charges, transactions costs and gain on disposal of discontinued operation. Also excludes $3.7 million of amortization of certain acquired intangible assets in the income from discontinued operation for the nine months ended September 30, 1999.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

                                                                 Three Months Ended September 30   Nine Months Ended September 30
                                                                       2000           1999             2000            1999*
--------------------------------------------------------------------------------------------       ------------------------------
In thousands, except per share data
Net revenue                                                          $412,344       $402,497         $ 1,250,296    $ 1,164,478

Costs and expenses:
     Direct                                                           247,577        219,988             755,887         630,581
     General and administrative                                       141,042        132,701             421,768         365,302
     Depreciation and amortization                                     22,934         21,811              68,805          59,626
     Non-recurring charges:
          Restructuring                                                     0              0              58,592               0
          Disposal of business                                              0              0              17,325               0
--------------------------------------------------------------------------------------------     -------------------------------
Total costs and expenses                                              411,553        374,500           1,322,377       1,055,509
--------------------------------------------------------------------------------------------     -------------------------------
Income (loss) from operations                                             791         27,997             (72,081)        108,969

Transaction costs                                                           0           (281)                  0         (26,108)
Other income (expense)                                                  6,022            766              11,163           2,355
--------------------------------------------------------------------------------------------     -------------------------------
Total other income (expense)                                            6,022            485              11,163         (23,753)
--------------------------------------------------------------------------------------------     -------------------------------

Income (loss) before income taxes                                       6,813         28,482             (60,918)         85,216
Income taxes (benefit) expense                                          2,248          7,982             (20,102)         36,213
--------------------------------------------------------------------------------------------     -------------------------------

Income (loss) from continuing operations                                4,565         20,500             (40,816)         49,003
Income from discontinued operation, net of taxes                            0         10,679              16,770          25,970
--------------------------------------------------------------------------------------------     -------------------------------

Income (loss) before extraordinary gain                                 4,565         31,179             (24,046)         74,973

Extraordinary gain from sale of discontinued operation, net of taxes        0              0             436,327               0
--------------------------------------------------------------------------------------------     -------------------------------

Net income                                                             $4,565        $31,179            $412,281         $74,973
--------------------------------------------------------------------------------------------     -------------------------------

Basic net income per share:
     Income (loss) from continuing operations                           $0.04          $0.18              ($0.35)          $0.43
     Income from discontinued operation                                 $0.00          $0.09               $0.14           $0.23
     Extraordinary gain from sale of discontinued operation             $0.00          $0.00               $3.77           $0.00
                                                                    ----------     ----------           ---------      ----------
     Basic net income per share                                         $0.04          $0.27               $3.56           $0.66
                                                                    ==========     ==========           =========      ==========

Diluted net income per share:
     Income (loss) from continuing operations                           $0.04          $0.18              ($0.35)          $0.42
     Income from discontinued operation                                 $0.00          $0.09               $0.14           $0.23
     Extraordinary gain from sale of discontinued operation             $0.00          $0.00               $3.77           $0.00
                                                                      --------    -----------          ----------      ----------
     Diluted net income per share                                       $0.04          $0.27               $3.56           $0.65
--------------------------------------------------------------------------------------------           --------------------------


Shares used in computing net income per share
          Basic                                                       115,702        114,907        115,711         112,994
          Diluted                                                     118,139        116,764        115,711         115,306


Consolidated Balance Sheet Data
(Unaudited)
                                                    September 30,   December 31,
                                                        2000            1999
-------------------------------------------------------------------------------
In millions

Cash, cash equivalents and debt investments              $410           $301
Investments in marketable equity securities               676             45
Working capital, excluding discontinued operation         308             69
Total assets                                            2,194          1,611
Debt including current portion                             43            185
Shareholders' equity                                    1,573            992
-------------------------------------------------------------------------------


* Restated to include SMG and Minerva which were acquired in 1999 in transactions accounted for as poolings of interests

CONDENSED CONSOLIDATED STATEMENTS OF INCOME RECONCILIATION
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2000
(Unaudited)

                                                                                                     Non-recurring
                                                                           As          Internet        charges &
                                                                        Reported      Initiative    gain on disposal    Proforma
---------------------------------------------------------------------------------------------------------------------------------
In thousands, except per share data
Net revenue                                                             $412,344          $228             $0           $412,116

Costs and expenses:
     Direct                                                              247,577         1,079              0            246,498
     General and administrative                                          141,042         7,986              0            133,056
     Depreciation and amortization                                        22,934             8              0             22,926
     Non-recurring charges:
          Restructuring                                                        0             0              0                  0
          Disposal of business                                                 0             0              0                  0
---------------------------------------------------------------------------------------------------------------------------------
Total costs and expenses                                                 411,553         9,073              0            402,480
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from operations                                                791        (8,845)             0              9,636

Transaction costs                                                              0             0              0                  0
Other income (expense)                                                     6,022             0              0              6,022
---------------------------------------------------------------------------------------------------------------------------------
Total other income (expense)                                               6,022             0              0              6,022
---------------------------------------------------------------------------------------------------------------------------------

Income (loss) before income taxes                                          6,813        (8,845)             0             15,658
Income taxes (benefit) expense                                             2,248        (2,919)             0              5,167
---------------------------------------------------------------------------------------------------------------------------------

Income (loss) from continuing operations                                   4,565        (5,926)             0             10,491
Income from discontinued operation, net of taxes                               0             0              0                  0
---------------------------------------------------------------------------------------------------------------------------------

Income (loss) before extraordinary gain                                    4,565        (5,926)             0             10,491
Extraordinary gain from sale of discontinued operation, net of taxes           0             0              0                  0
---------------------------------------------------------------------------------------------------------------------------------

Net income                                                                $4,565       ($5,926)            $0            $10,491
---------------------------------------------------------------------------------------------------------------------------------

Basic net income per share:
     Income(loss) from continuing operations                               $0.04                                           $0.09
     Income from discontinued operation                                    $0.00                                           $0.00
     Extraordinary gain from sale of discontinued operation                $0.00                                           $0.00
                                                                    -------------                                   -------------
     Basic net income per share                                            $0.04                                           $0.09
                                                                    =============                                   =============

Diluted net income per share:
     Income(loss) from continuing operations                               $0.04                                           $0.09
     Income from discontinued operation                                    $0.00                                           $0.00
     Extraordinary gain from sale of discontinued operation                $0.00                                           $0.00
                                                                    -------------                                   -------------
     Diluted net income per share                                          $0.04                                           $0.09
---------------------------------------------------------------------------------                                   -------------


Shares used in computing net income per share
          Basic                                                          115,702                                         115,702
          Diluted                                                        118,139                                         118,139

CONDENSED CONSOLIDATED STATEMENTS OF INCOME RECONCILIATION
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
(Unaudited)

                                                                                                     Non-recurring
                                                                           As          Internet        charges &
                                                                        Reported      Initiative    gain on disposal    Proforma
---------------------------------------------------------------------------------------------------------------------------------
In thousands, except per share data
Net revenue                                                           $1,250,296          $798             $0         $1,249,498

Costs and expenses:
     Direct                                                              755,887         3,271              0            752,616
     General and administrative                                          421,768        14,078              0            407,690
     Depreciation and amortization                                        68,805            32              0             68,773
     Non-recurring charges:
          Restructuring                                                   58,592             0         58,592                  0
          Disposal of business                                            17,325             0         17,325                  0
---------------------------------------------------------------------------------------------------------------------------------
Total costs and expenses                                               1,322,377        17,381         75,917          1,229,079
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from operations                                            (72,081)      (16,583)       (75,917)            20,419

Transaction costs                                                              0             0              0                  0
Other income (expense)                                                    11,163             0              0             11,163
---------------------------------------------------------------------------------------------------------------------------------
Total other income (expense)                                              11,163             0              0             11,163
---------------------------------------------------------------------------------------------------------------------------------

Income (loss) before income taxes                                        (60,918)      (16,583)       (75,917)            31,582
Income taxes (benefit) expense                                           (20,102)       (5,473)       (25,052)            10,423
---------------------------------------------------------------------------------------------------------------------------------

Income (loss) from continuing operations                                 (40,816)      (11,110)       (50,865)            21,159
Income from discontinued operation, net of taxes                          16,770             0              0             16,770
---------------------------------------------------------------------------------------------------------------------------------

Income (loss) before extraordinary gain                                  (24,046)      (11,110)       (50,865)            37,929

Extraordinary gain from sale of discontinued operation, net of taxes     436,327             0        436,327                  0
---------------------------------------------------------------------------------------------------------------------------------

Net income                                                              $412,281      ($11,110)      $385,462            $37,929
---------------------------------------------------------------------------------------------------------------------------------

Basic net income per share:
     Income(loss) from continuing operations                              ($0.35)                                          $0.18
     Income from discontinued operation                                    $0.14                                           $0.14
     Extraordinary gain from sale of discontinued operation                $3.77                                           $0.00
                                                                    -------------                                   -------------
     Basic net income per share                                            $3.56                                           $0.33
                                                                    =============                                   =============

Diluted net income per share:
     Income (loss) from continuing operations                             ($0.35)                                          $0.18
     Income from discontinued operation                                    $0.14                                           $0.14
     Extraordinary gain from sale of discontinued operation                $3.77                                           $0.00
                                                                    -------------                                   -------------
     Diluted net income per share                                          $3.56                                           $0.33
---------------------------------------------------------------------------------                                   -------------


Shares used in computing net income per share
          Basic                                                          115,711                                         115,711
          Diluted                                                        115,711                                         115,711